INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 10: INCOME TAXES
For the Successor period, the Company’s provision for income taxes consists of U.S., state and local, and foreign taxes. The Company has significant operations in various locations outside the U.S. The annual effective tax rate is a composite rate reflecting the earnings in the various locations at their applicable statutory tax rates.
For the Predecessor period, income taxes as presented herein attribute current and deferred income taxes of the Company’s financial statements in a manner that is systematic, rational, and consistent with the asset and liability method described by ASC Topic 740, “Income Taxes.” Accordingly, the Company’s income tax provision during the predecessor period was prepared following the separate return method. The separate return method applies ASC Topic 740 to the stand-alone financial statements of each member of the consolidated group as if the group member were a separate taxpayer and a stand-alone enterprise. Use of the separate return method may result in differences when the sum of the amounts allocated to stand-alone tax provisions are compared with amounts presented in consolidated financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. The consolidated financial statements reflect the Company’s portion of income taxes payable as if the Company had been a separate taxpayer.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. Under ASC Topic 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increased the limitation under IRC Section 163(j) for 2020 and 2021 to permit additional expensing of interest (ii) enacted a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k) (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2019, 2020, and 2021 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s consolidated financial statements.
The Successor’s income tax benefit was $3.7 million for the three months ended March 31, 2021. The effective tax rate for the three months ended March 31, 2021 was an income tax benefit of 23.4% on a pretax loss of $15.7 million which differs from the statutory federal rate of 21% primarily due to certain non-deductible expenses including transaction costs, the change in the fair value of warrant liabilities, stock-based compensation expense and the U.S. tax effect of international operations including Global Intangible Low-Taxed Income (“GILTI”) recorded during the period.
The Predecessor’s income tax benefit was $3.1 million for the three months ended March 31, 2020. The Predecessor’s effective tax rate for the three months ended March 31, 2020 was an income tax benefit of 9.8% on a pretax loss of $31.8 million which differs from the statutory federal rate of 21% primarily due to state and local taxes and the U.S. tax effect of international operations.
As of March 31, 2021 and December 31, 2020, the Company had an uncertain tax position liability of $1.2 million and $0.6 million, respectively, including interest and penalties. The unrecognized tax benefits include amounts related primarily to various foreign tax issues.

NOTE 10: INCOME TAXES
For the Successor period, the Company’s provision for income taxes consists of U.S., state and local, and foreign taxes. The Company has significant operations in various locations outside the U.S. The annual effective tax rate is a composite rate reflecting the earnings in the various locations at their applicable statutory tax rates.
For the Predecessor period, income taxes as presented herein attribute current and deferred income taxes of the Company’s financial statements in a manner that is systematic, rational, and consistent with the asset and liability method described by ASC 740, “Income Taxes.” Accordingly, the Company’s income tax provision during the predecessor period was prepared following the separate return method. The separate return method applies ASC 740 to the stand-alone financial statements of each member of the combined group as if the group member were a separate taxpayer and a stand-alone enterprise. Use of the separate return method may result in differences when the sum of the amounts allocated to stand-alone tax provisions are compared with amounts presented in the combined financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. The combined financial statements reflect the Company’s portion of income taxes payable as if the Company had been a separate taxpayer.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increased the limitation under IRC Section 163(j) for 2019 and 2020 to permit additional expensing of interest (ii) enacted a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k) (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s consolidated and combined financial statements.
Components of income tax (benefit) provision were as follows (in thousands):

	(Successor)	(Predecessor)
	From June 26, 2020 to December 31, 2020	From January 1, 2020 to June 25, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Current:
Federal	$(969)	$51	$1,972	$4,789
State and local	54	16	197	134
Foreign	1,139	2,029	5,865	6,449
	224	2,096	8,034	11,372
Deferred:
Federal	(2,192)	(4,262)	(1,802)	(5,148)
State and local	138	(259)	336	(1,006)
Foreign	(788)	(1,057)	(9,034)	94
	(2,842)	(5,578)	(10,500)	(6,060)
Total (benefit) provision for income taxes	$(2,618)	$(3,482)	$(2,466)	$5,312
The following is a reconciliation of income tax (benefit) provision computed at the U.S. federal statutory rate to income tax (benefit) provision in the consolidated and combined statements of operations (in thousands):

	(Successor)	(Predecessor)
	From June 26, 2020 to December 31, 2020	From January 1, 2020 to June 25, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
(Loss) income before income taxes:
Domestic	$(18,981)	$(49,477)	$10,859	$(6,021)
Foreign	7,926	11,859	17,487	32,174
Total (loss) income before income taxes	$(11,055)	$(37,618)	$28,346	$26,153

Federal income tax rate	21.0%	21.0%	21.0%	21.0%
Tax provision at federal statutory rate	$(2,322)	$(7,900)	$5,953	$5,492
State and local taxes	1,812	(278)	426	(879)
Foreign rate differential	(70)	(125)	789	1,533
Change in tax rates	735	—	(2,209)	(53)
Changes in uncertain tax positions	40	(651)	64	(100)
Change in valuation allowance	(1,474)	883	588	(1,957)
Goodwill impairment	—	3,717	—	—
Impact of Luxembourg restructuring	—	—	(6,438)	—
U.S. effects of international operations	320	2,084	3,079	6,136
Tax credits	(2,161)	(1,201)	(5,233)	(5,498)
Other	502	(11)	515	638
Total (benefit) provision for income taxes	$(2,618)	$(3,482)	$(2,466)	$5,312

Effective tax rate	23.7%	9.3%	(8.7)%	20.3%
Significant components of the Company’s net deferred tax assets and liabilities were as follows (in thousands):

	(Successor)	(Predecessor)
	December 31, 2020	December 31, 2019
Deferred tax assets:
Accounts receivable	$473	$695
Accrued expenses	3,838	2,065
Inventory	5,231	4,102
Other assets	160	1,008
Deferred rent	—	427
Pension asset	348	1,783
Property, plant and equipment	—	864
Lease accounting	3,360	—
U.S. and foreign net operating losses	13,998	15,014
Tax credits	254	2,345
Total deferred tax assets	27,662	28,303
Less valuation allowance	(9,879)	(12,409)
Net deferred tax assets	$17,783	$15,894
Deferred tax liabilities:
Property, plant and equipment	(4,678)	—
Operating lease right-of-use asset	(2,747)	—
Intangible assets	(24,266)	(38,451)
Deferred rent	(78)	—
Unremitted earnings	(719)	(1,207)
Other liabilities	(5,921)	(6,406)
Total deferred tax liabilities	(38,409)	(46,064)
Net deferred tax liability	$(20,626)	$(30,170)
As of December 31, 2020 the Company recorded a reduction to deferred tax liabilities of approximately $2.9 million in connection with the business combination accounting with an offset to goodwill.
In assessing the recoverability of its deferred tax assets within the jurisdiction from which they arise, management considers whether it is more likely than not (more than 50%) that some portion or all of the deferred tax assets will be realized. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income prior to the expiration of any net operating loss and tax credit carry forwards. The Company evaluates all positive and negative evidence when determining the amount of the net deferred tax assets that are more likely than not to be realized. This evidence includes, but is not limited to, prior earnings history, reversal of taxable temporary differences, tax planning strategies and projected future taxable income. Significant weight is given to positive and negative evidence that is objectively verifiable. Based on the weight of available evidence including the scheduling of taxable temporary differences into future taxable income, the Company has determined that as of December 31, 2020 its deferred tax assets are realizable on a more-likely-than not basis with the exception of foreign tax credits of $0.2 million, certain state net operating loss carry forwards of $7.1 million predominately related to Illinois, and $2.5 million of net operating loss carry forwards in India, Luxembourg, Mexico and China.
As of December 31, 2020, the Company has net operating loss carry forwards and tax credits which will expire if not utilized, including: $98.1 million in Illinois state net operating losses expiring between 2021 and 2033, $0.3 million of U.S. federal foreign tax credits expiring in 2030, $2.9 million of net operating losses in Mexico substantially expiring in 2025 and through 2030, $4.8 million of net operating losses in Luxembourg substantially expiring in 2035 and through 2037, $2.8 million of net operating losses in India expiring between 2022 and 2028, and $0.8 million of net operating losses in China expiring in 2022 through 2026.
Notwithstanding the current taxation of certain foreign subsidiaries under GILTI and one-time transition taxation enacted as part of the Tax Cut and Jobs Act, the Company intends to continue to invest these earnings indefinitely outside the U.S. If these future earnings are repatriated to the U.S., or if the Company determines that such earnings will be remitted in the foreseeable future, the Company may be required to accrue U.S. deferred taxes (if any) and applicable withholding taxes. It is not practicable to estimate the tax impact of the reversal of the outside basis difference, or the repatriation of cash due to the complexity of its hypothetical calculation. As of December 31, 2020, and 2019, the Company has accrued future income taxes and withholding taxes for future remittances to its Switzerland and Hong Kong affiliates of $1.7 million and $1.4 million, respectively.
The following summarizes the changes in the Company’s liability for unrecognized tax positions (in thousands):

	(Successor)	(Predecessor)
	From June 26, 2020 to December 31, 2020	From January 1, 2020 to June 25, 2020	Year Ended December 31, 2019
Beginning of period	$539	$895	$986
Settlements	—	(291)	(92)
Currency differences	70	(65)	1
End of period	$609	$539	$895
The unrecognized tax benefits in both the successor and predecessor periods include amounts related to various foreign tax issues. The Company records both accrued interest and penalties related to income tax matters in the provision for income taxes in the accompanying consolidated and combined statements of operations. The Company’s accrued interest and penalties related to uncertain tax positions totaled $0.6 million, $0.4 million and $0.9 million as of December 31, 2020, June 25, 2020 and December 31, 2019, respectively. Of the amounts reflected in the table above as of December 31, 2020, the entire amount if recognized, would reduce the Company’s effective tax rate. The Company expects that approximately $0.4 million of its unrecognized tax benefits will be recognized in the next 12 months.
The Company is subject to taxation in the U.S. and various state and foreign jurisdictions. The Company’s U.S. federal and state income tax periods are generally open to examination for the tax years 2016 through 2020. The Company’s French, Argentina, Luxembourg and Swiss tax years 2015 through 2020 also remain open for examination. In addition, open tax years related to the Company’s other foreign jurisdictions remain subject to examination but are not considered material.